Exhibit 10.2
ASSIGNMENT, BILL OF SALE AND CONVEYANCE
          THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE (“Assignment”), dated effective September 1, 2005 (the “Effective Date”), is from THE EXPLORATION COMPANY OF DELAWARE INC., a Delaware corporation whose address is 500 North Loop, 1604 East, Suite 250, San Antonio, TX 78232 (“Assignor”) to ENCANA OIL & GAS (USA) INC., a Delaware corporation whose address is 370 17th St, Ste 1700 Denver, CO 80202(“Assignee”).
          For the mutual considerations herein, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers, grants, bargains, conveys to Assignee all of Assignor’s right, title and interest, in and to the following (all of which are called the “Assets”):
               1. The oil and gas leases and other leasehold interests described in Exhibit A limited as to the depths described therein, (the “Leases”),including all right, title and interest in and to the oil, gas and all other hydrocarbons, whether liquid or gaseous (the “Hydrocarbons”), in, on or under or that may be produced from the lands covered by the Leases or lands pooled or unitized therewith after the Effective Date and all other minerals of whatever nature including without limitation fee mineral, overriding royalty interests, net profits interests, production payments and other properties owned by Seller limited as to the depths conveyed herein.
               2. The oil and gas wells and shut-in, injection and disposal wells located on the Leases and lands, or lands pooled or unitized therewith, which wells are specifically described in Exhibit B (the “Wells”), including without limitation all personal property and equipment associated with the Wells as of the Effective Date.
               3. The gathering lines, compression sites, facilities, machinery, equipment, personal property, fixtures and improvements related to the Leases and Wells and that are specifically described in Exhibit C, and all rights of way, easements, fee property and other rights used in connection with the ownership and operation thereof.
               4. The rights, to the extent transferable, in and to all existing and effective unitization, pooling and communitization agreements, declarations and orders, to the extent that they relate to or affect any of the interests described in Paragraphs 1 - 3 or the post-Effective Date production of Hydrocarbons from the Leases and Lands.
               5. The rights, to the extent transferable, in and to Hydrocarbon sales, purchase, gathering, transportation and processing contracts, operating agreements, partnership agreements, farmout agreements rights of way, easements and other surface rights related to the Leases and Wells and other contracts, agreements and instruments relating to the interests described in Paragraphs 1 - 4.

               6. The files, records, data and information relating to the items described in Paragraphs 1 through 5, maintained by Assignor (the “Records”).
          TO HAVE AND TO HOLD the Assets unto Assignee and its successors and assigns forever.
          Assignor, for itself and its successors and assigns, represents, warrants and agrees to and with Assignee, its successors and assigns, that the Assets are free and clear of all liens, encumbrances, burdens and defects of title arising by, through or under Assignor, but not otherwise, and Assignor and its successors and assigns shall warrant and forever defend the title of Assignee and its successors and assigns to the Assets against all persons claiming or to claim an interest therein by, through or under Assignor, but not otherwise.
          This Assignment is made and accepted expressly subject to the following terms and conditions:
          a. EXCEPT FOR THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY. ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES ANY WARRANTY AS TO THE CONDITION OF ANY PERSONAL PROPERTY, EQUIPMENT, FIXTURES AND ITEMS OF MOVABLE PROPERTY COMPRISING ANY PART OF THE ASSETS, INCLUDING (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF ASSIGNEE UNDER APPLICABLE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, AND (v) ANY CLAIM BY ASSIGNEE FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING EXPRESSLY UNDERSTOOD BY ASSIGNEE THAT SAID PERSONAL PROPERTY, FIXTURES, EQUIPMENT, AND ITEMS ARE BEING CONVEYED TO ASSIGNEE “AS IS,” “WHERE IS,” WITH ALL FAULTS, AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR; PROVIDED, HOWEVER, THIS PARAGRAPH a SHALL NOT LIMIT ANY OF ASSIGNOR’S INDEMNITY OBLIGATIONS UNDER THE PURCHASE AND SALE AGREEMENT DATED EFFECTIVE SEPTEMBER 1, 2005 BETWEEN ASSIGNOR AND ASSIGNEE AND THE AGREEMENTS AND DOCUMENTS EXECUTED PURSUANT THERETO (COLLECTIVELY, THE “PURCHASE AGREEMENT”).
          b. To the extent permitted by law, Assignee shall be subrogated to Assignor’s rights in and to representations, warranties and covenants given with respect to the Assets. Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferable and permitted by law, the benefit of and the right to enforce the covenants, representations and warranties, if any, which Assignor is entitled to enforce with respect to the Assets, but only to the extent not enforced by Assignor.
          c. This Agreement is executed pursuant to and subject to the terms of that certain Purchase and Sale Agreement dated September 1, 2005, between Assignor and Assignee (“Purchase Agreement”). In the event of any conflict or in consistency between the terms and provisions hereof and the Purchase Agreement, the terms of the Purchase Agreement will control.
          d. If there are prohibitions against or conditions to the conveyance of one or more portions of the Leases without the prior written consent of third parties that, if not satisfied, would result in a breach thereof by Assignor or would give an outside party the right to terminate Assignor’s or Assignee’s rights with respect to such Leases (any such prohibition or condition being herein called a “Restriction”), then notwithstanding anything herein to the contrary, the transfer of title to, or interest in, such portion of the Leases through this Assignment shall not become effective unless and until such Restriction is satisfied or waived by the parties hereto, or becomes otherwise inoperable or unenforceable. To the extent complete legal and equitable title to such Leases is prohibited from being conveyed from Assignor to Assignee until such Restrictions are obtained, Assignor shall continue to hold bare legal title to such Leases as nominee for Assignee. As nominee, Assignor shall not be authorized to take and shall not take any action with respect to such Leases except to the extent expressly authorized and directed in writing by Assignee. Further, Assignor shall exercise all voting rights with respect to such Leases as directed by Assignee in writing. For purposes hereof, Assignor and Assignee shall treat and deal with such Leases as if full legal and equitable title to such Leases had passed from Assignor to Assignee on the Effective Date. When and if such Restriction is so satisfied, waived or removed, the assignment of such portion of the Leases as may be subject thereto shall become effective automatically as of the Effective Date, without further action on the part of Assignor or Assignee, respectively. Notwithstanding the foregoing, in the event any Restrictions on the transfer of the Leases which are not waived, released, satisfied or expired as of the date hereof are waived, released, satisfied or expired after the date hereof, Assignor covenants to promptly execute and deliver an assignment of such Leases in form and substance substantially similar to this Assignment as reasonably requested by Assignee.
          e. The references herein to liens, encumbrances, burdens, defects and other matters shall not be deemed to ratify or create any rights in third parties or merge with, modify or limit the rights of Assignor or Assignee, as between themselves, as set forth in the Purchase Agreement or other documents executed in connection therewith.
          f. Unless provided otherwise, all recording references in the Exhibits hereto are to the official real property records of the county in which the Assets are located.
          g. Separate governmental form assignments of the Assets may be executed on officially approved forms by Assignor to Assignee, in sufficient counterparts to satisfy applicable statutory and regulatory requirements. Those assignments shall be deemed to contain all of the exceptions, reservations, warranties, rights, titles, power and privileges set forth herein as fully as though they were set forth in each such assignment. The interests conveyed by such separate assignments are the same, and not in addition to, the Assets conveyed herein.
          h. This Assignment binds and inures to the benefit of Assignor and Assignee and their respective successors and assigns.
          i. This Assignment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which shall be deemed to be an original instrument, but all of which together shall constitute but one instrument.
          EXECUTED on the dates contained in the acknowledgment of this instrument, to be effective for all purposes as of the Effective Time.

ASSIGNOR

THE EXPLORATION COMPANY OF DELAWARE, INC.

/s/ James E. Sigmon

James E. Sigmon, President

ASSIGNEE

ENCANA OIL & GAS (USA) INC.

/s/ Roger J. Biemans

Roger J. Biemans, President

Acknowledgments

STATE OF TEXAS	)
) ss.
COUNTY OF	)
          The foregoing instrument was acknowledged before me this 30th day of September, 2005 by James E. Sigmon, as President of THE EXPLORATION COMPANY OF DELAWARE, INC., a Delaware corporation.

/s/ Roxe Ann Jordan

Notary Public, State of Texas
My Commission Expires: 1-11-09

STATE OF TEXAS	)
) ss.
COUNTY OF	)
          The foregoing instrument was acknowledged before me this 30th day of September, 2005 by Roger J. Biemans, as President of ENCANA OIL & GAS (USA) INC., a Delaware corporation.

/s/ Roxe Ann Jordan

Notary Public, State of Texas
My Commission Expires: 1-11-09

Exhibit “A”
“Southern Lands"

		EFFECTIVE		RECORDING
LESSOR	LESSEE	DATE	COUNTY	INFO	EXCEPTIONS
Ewing Halsell Foundation	The Exploration Company	3/8/2000	Maverick & Dimmit	578/218 OPR	(a)
Amistad Cattle Company	The Exploration Company	1/29/2001	Maverick	612/473 OPR	(a)
Robert Gonzalez, et al	The Exploration Company	2/12/2001	Maverick	615/150 OPR	(a)
Jack R. Chittim, et al (Tract I = 3,336.48 acres)	The Exploration Company	9/1/2001	Maverick	650/10 OPR	(a) (c)
Jay S. Myers, et al	J. Donald Jordan	3/23/1970	Dimmit	30/421 OGR	(a) (b)
J. A. Webb	J. Donald Jordan	4/24/1975	Dimmit	30/368 OGR	(a) (b)
Gussie Webb Vivian	J. Donald Jordan	4/24/1975	Dimmit	30/392 OGR	(a) (b)
Lake T. Webb, et ux	J. Donald Jordan	4/24/1975	Dimmit	30/395 OGR	(a) (b)
Dorothy Lee Varga	J. Donald Jordan	4/24/1975	Dimmit	30/399 OGR	(a) (b)
Ola Webb O’Meara	J. Donald Jordan	4/24/1975	Dimmit	30/402 OGR	(a) (b)
Frank J. Webb, et ux	J. Donald Jordan	4/24/1975	Dimmit	30/405 OGR	(a) (b)
Henrietta W. LeBlanc	J. Donald Jordan	12/10/1970	Dimmit	34/152 OGR	(a) (b)
Joseph V. Lamantia	J. Donald Jordan	11/25/1970	Dimmit	34/157 OGR	(a) (b)
I. O. K. Kothman, et al	N. Adams	1/9/1964	Dimmit	21/589 OGR	(a) (b)
Raymond M. Brady Sr. et al	Douglas & Gaunt	4/30/1971	Dimmit	38/94 OGR	(a) (b)
Blair M. Armstrong, et al	The Exploration Company	8/21/2002	Dimmit	148/362 OGR	(a)
Ewing Halsell Foundation	The Exploration Company	6/1/2003	Dimmit	291/792 OGR	(a)
Sally M. Lewis	The Exploration Company	8/21/2002	Dimmit	148/338 OGR	(a)
Randy Bendele, et al	Saxet Energy, Ltd.	6/11/2002	Dimmit	148/34 OGR	(a)
Jerry Landrey, et al	Saxet Energy, Ltd.	6/28/2002	Dimmit	148/38 OGR	(a)
Michael G. Keller	The Exploration Company	8/31/2002	Dimmit	148/787 OGR	(a)
Lois Watts Maedgen	Saxet Energy, Ltd.	5/7/2002	Dimmit	147/547 OGR	(a)
Benito Hernandez et ux	Saxet Energy, Ltd.	10/29/2002	Dimmit	148/754 OGR	(a)

		EFFECTIVE		RECORDING
LESSOR	LESSEE	DATE	COUNTY	INFO	EXCEPTIONS
A. Y. Allee Jr.	Saxet Energy, Ltd.	5/8/2002	Dimmit	147/583 OGR	(a)
Rodney Young Allee	Saxet Energy, Ltd.	5/8/2002	Dimmit	147/589 OGR	(a)
Laurie Dee Allee Whiteaker	Saxet Energy, Ltd.	5/8/2002	Dimmit	147/595 OGR	(a)
Larry Joe Milstead, et al	Saxet Energy, Ltd.	5/30/2002	Dimmit	148/10 OGR	(a)
Carl George Kothmann	Saxet Energy, Ltd.	5/21/2002	Dimmit	147/644 OGR	(a)
Kenneth W. Arthur et ux	Saxet Energy, Ltd.	6/10/2002	Dimmit	148/63 OGR	(a)
Alberto Zambrano, Jr.	Saxet Energy, Ltd.	5/9/2002	Dimmit	147/632 OGR	(a)
Alonzo Zambrano et ux	Saxet Energy, Ltd.	5/9/2002	Dimmit	147/638 OGR	(a)
Alfredo Zambrano et ux	Saxet Energy, Ltd.	5/9/2002	Dimmit	148/140 OGR	(a)
Jack Ware	Saxet Energy, Ltd.	10/28/2002	Dimmit	149/94 OGR	(a)
John Russell Ware	Saxet Energy, Ltd.	10/28/2002	Dimmit	148/748 OGR	(a)
Peter S. Wardenburg et ux	Saxet Energy, Ltd.	5/23/2002	Dimmit	148/27 OGR	(a)
Richard N. Fletcher et al	Saxet Energy, Ltd.	6/14/2002	Dimmit	148/30 OGR	(a)
Kenneth W. Arthur et ux	Saxet Energy, Ltd.	6/10/2002	Dimmit	148/50 OGR	(a)
S. H. Allen et ux	Saxet Energy, Ltd.	5/7/2002	Dimmit	148/61 OGR	(a)
S. H. Allen et ux	Saxet Energy, Ltd.	5/27/2002	Dimmit	148/167 OGR	(a)
E. Richard Johnson	Saxet Energy, Ltd.	6/21/2002	Dimmit	148/197 OGR	(a)
Josephine C. Burkhardt	Saxet Energy, Ltd.	7/1/2002	Dimmit	148/309 OGR	(a)
Milton Peterson,Jr.	Saxet Energy, Ltd.	6/17/2002	Dimmit	148/315 OGR	(a)
John White et ux	Saxet Energy, Ltd.	6/17/2002	Dimmit	148/190OGR	(a)
Betty J. Cook	Saxet Energy, Ltd.	6/17/2002	Dimmit	148/76OGR	(a)
John White	Saxet Energy, Ltd.	7/1/2002	Dimmit	148/184 OGR	(a)
Celestino S. Esquevel et ux	Saxet Energy, Ltd.	7/1/2002	Dimmit	148/209 OGR	(a)
S. W. Waggoner	Saxet Energy, Ltd.	7/12/2002	Dimmit	148/215 OGR	(a)
Audavee Cook	Saxet Energy, Ltd.	6/17/2002	Dimmit	148/522 OGR	(a)
Est. of Rudolfo G. Perales et al	Saxet Energy, Ltd.	8/14/2002	Dimmit	148/515 OGR	(a)
Francisa L. Lopez	Saxet Energy, Ltd.	7/9/2002	Dimmit	149/89 OGR	(a)
Larry Waggoner et ux	Saxet Energy, Ltd.	6/7/2002	Dimmit	148/327 OGR	(a)
Tigner Walker et ux	Saxet Energy, Ltd.	8/3/2002	Dimmit	148/531 OGR	(a)
Robert Larry Speer et ux	Saxet Energy, Ltd.	4/26/2002	Dimmit	147/444 OGR	(a)
Margaret Sharon Owens et vir	Saxet Energy, Ltd.	4/26/2002	Dimmit	147/426 OGR	(a)
Janice Diane English	Saxet Energy, Ltd.	4/26/2002	Dimmit	147/480 OGR	(a)
Pena Creek I, Ltd.	Saxet Energy, Ltd.	6/11/2002	Dimmit	148/227 OGR	(a)
Hnatow Family Ltd. Partnership	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/601 OGR	(a)
Lonnie Allee	The Exploration Company	5/20/2002	Dimmit	312/323 OGR	(a)
Ricks Henry Plueneke	The Exploration Company	5/20/2002	Dimmit	312/328 OGR	(a)

		EFFECTIVE		RECORDING
LESSOR	LESSEE	DATE	COUNTY	INFO	EXCEPTIONS
Elizabeth Dee Dominy	The Exploration Company	5/20/2002	Dimmit	312/318 OGR	(a)
Hnatow Family Ltd. Partnership	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/650 OGR	(a)
James B. Catlett, Jr.	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/656 OGR	(a)
LaRue Scott Catlett	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/662 OGR	(a)
Dolph Briscoe III et ux	Saxet Energy, Ltd.	5/20/2002	Dimmit	148/13 OGR	(a)
Dolph Briscoe III et ux	Saxet Energy, Ltd.	5/20/2002	Dimmit	148/17 OGR	(a)
James B. Catlett, Jr.	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/668 OGR	(a)
LaRue Scott Catlett	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/674 OGR	(a)
James B. Catlett, Jr. et al	Saxet Energy, Ltd.	5/29/2002	Dimmit	147/680 OGR	(a)
Pena Creek II, Ltd et al	Saxet Energy, Ltd.	6/11/2002	Dimmit	148/146 OGR	(a)
Harold Charles Kaffie et al	Saxet Energy, Ltd.	10/2/2002	Dimmit	148/742 OGR	(a)
James Gates Byrd et ux	Saxet Energy, Ltd.	7/17/2002	Dimmit	148/304 OGR	(a)
Josephine W. Petry et al	Saxet Energy, Ltd.	6/12/2002	Dimmit	148/128 OGR	(a)
Richard Sledge Harvey et ux	Saxet Energy, Ltd.	7/2/2002	Dimmit	148/221 OGR	(a)
Tigner Walker et ux	Saxet Energy, Ltd.	8/3/2002	Dimmit	148/528 OGR	(a)
Patricia Ann Funk et al	Saxet Energy, Ltd.	4/22/2002	Dimmit	147/380 OGR	(a)
F. M. Covert III et ux	Saxet Energy, Ltd.	3/28/2002	Dimmit	147/232 OGR	(a)
Robert D. Booher	Saxet Energy, Ltd.	6/18/2002	Dimmit	148/179 OGR	(a)
St. of Texas by F. M. Covert III	Saxet Energy, Ltd.	3/28/2002	Dimmit	147/308 OGR	(a)
Audrey W. Stone et al	J. Charles Hollimon, Ltd.	1/15/2001	Maverick	610/286	(a)
Hurley Heirs et al	J. Charles Hollimon, Ltd.	12/21/2001	Maverick	663/110	(a)
Javier Mancha et ux	J. Charles Hollimon, Ltd.	12/7/2001	Maverick	670/431	(a)
M. E. Gary	J. Charles Hollimon, Ltd.	4/12/2002	Maverick	683/170	(a)
Lidia Garza Moreno	J. Charles Hollimon, Ltd.	8/12/2002	Maverick	701/71	(a)
John Ronald Braitwaite	J. Charles Hollimon, Ltd.	8/22/2002	Maverick	701/80	(a)
Eduardo P. Garcia et ux	J. Charles Hollimon, Ltd.	8/26/2002	Maverick	701/84	(a)
Gabriel P. Garcia et ux	J. Charles Hollimon, Ltd.	8/26/2002	Maverick	701/90	(a)
Javier Molina et ux	J. Charles Hollimon, Ltd.	8/27/2002	Maverick	701/96	(a)

		EFFECTIVE		RECORDING
LESSOR	LESSEE	DATE	COUNTY	INFO	EXCEPTIONS
Eduardo P. Garcia et ux	J. Charles Hollimon, Ltd.	8/15/2002	Maverick	701/100	(a)
Michael G. Hoelscher et ux	J. Charles Hollimon, Ltd.	8/22/2002	Maverick	701/104	(a)
Margaret A. Jarratt	J. Charles Hollimon, Ltd.	8/22/2002	Maverick	706/143	(a)
John Bennett Lupe/Mollie Bennett Lupe Lasiter	J. Charles Hollimon, Ltd.	12/17/2002	Maverick	734/242	(a)
Dianne Thrash	J. Charles Hollimon, Ltd.	9/13/2002	Maverick	734/239	(a)
Philip W. Volts, Jr. et ux	J. Charles Hollimon, Ltd.	3/27/2003	Maverick	735/456	(a)
John Berchelmann et ux	J. Charles Hollimon, Ltd.	3/27/2003	Maverick	735/462	(a)
Mario Trevino et ux	J. Charles Hollimon, Ltd.	6/26/2002	Maverick	687/197	(a)
Cecilia G. Ramirez	J. Charles Hollimon, Ltd.	3/1/2004	Maverick	854/289	(a)
Grady Wilbanks, Jr. et ux	J. Charles Hollimon, Ltd.	5/8/2003	Maverick	741/418	(a)
Earnest V. Collins et ux	J. Charles Hollimon, Ltd.	4/1/2003	Maverick	741/413	(a)
Jimmy Royce Brunson	J. Charles Hollimon, Ltd.	4/1/2003	Maverick	741/788	(a)
Wayne Baxter	J. Charles Hollimon, Ltd.	5/6/2003	Maverick	751/213	(a)
Morris Grice	J. Charles Hollimon, Ltd.	5/6/2003	Maverick	751/220	(a)
Loye Tankersly	J. Charles Hollimon, Ltd.	5/6/2003	Maverick	751/193	(a)
Charles E. White	J. Charles Hollimon, Ltd.	5/6/2003	Maverick	751/199	(a)
R. Knowlton	J. Charles Hollimon, Ltd.	5/6/2003	Maverick	751/206	(a)
C. E. (Mike) Thomas III et al	J. Charles Hollimon, Ltd.	5/8/2003	Maverick	751/182	(a)
Fred A. Benson	J. Charles Hollimon, Ltd.	6/18/2003	Maverick	751/188	(a)

		EFFECTIVE		RECORDING
LESSOR	LESSEE	DATE	COUNTY	INFO	EXCEPTIONS
Cinco 1994 Family Partnership et al	J. Charles Hollimon, Ltd.	5/29/2003	Maverick	740/215	(a)
Cinco 1994 Family Partnership et al	J. Charles Hollimon, Ltd.	5/29/2003	Maverick	740/213	(a)
A. T. Gill & A. T. Gill Rev. Trust	J. Charles Hollimon, Ltd.	6/4/2003	Maverick	741/406	(a)
Lindel Enron Harvey	J. Charles Hollimon, Ltd.	5/8/2003	Maverick	745/452	(a)
Roberto Salinas et ux	J. Charles Hollimon, Ltd.	5/8/2003	Maverick	749/119	(a)
Felma B. Evans	J. Charles Hollimon, Ltd.	4/1/2003	Maverick	749/114	(a)
The Sharp Corporation	J. Charles Hollimon, Ltd.	5/13/2002	Maverick	683/178	(a)
Cage Minerals, Ltd. et al	Saxet Energy, Ltd.	6/13/2003	Maverick	746/155	(a)
Douglas M. Vander Ploeg et al	Saxet Energy, Ltd.	6/13/2003	Maverick	746/151	(a)
Chieftain Exploration Company	Saxet Energy, Ltd.	6/13/2003	Maverick	746/147	(a)
Briscoe Ranch, Inc. et al (A)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/176	(a)
Briscoe Ranch, Inc. et al (B)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/183	(a)
W. West et al (A)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/197	(a)
W. West et al (B)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/202	(a)
W. West et al (C)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/207	(a)
Briscoe Ranch, Inc. et al (C)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/190	(a)
Cinco 1994 Family Partnership et al	Saxet Energy, Ltd.	6/27/2002	Maverick	692/170	(a)
Kirk Ranch Trust (A)	Saxet Energy, Ltd.	6/24/2002	Maverick	746/212	(a)
Kirk Ranch Trust (B)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/217	(a)
Briscoe Ranch, Inc. et al	Saxet Energy, Ltd.	4/25/2002	Maverick & Dimmit	681/467 MCT 148/629 DCT	(a)
Roy William Baker, Jr. et ux	Saxet Energy, Ltd.	4/25/2002	Maverick & Dimmit	681/490 MCT 148/639 DCT	(a)
Briscoe Ranch, Inc. et al	Saxet Energy, Ltd.	4/25/2002	Maverick & Dimmit	681/477 MCT 148/643 DCT	(a)
Roy William Baker, Jr. et ux	Saxet Energy, Ltd.	4/25/2002	Maverick & Dimmit	681/494 MCT 148/656 DCT	(a)

		EFFECTIVE		RECORDING
LESSOR	LESSEE	DATE	COUNTY	INFO	EXCEPTIONS
Latham & McKnight, Ltd.	Saxet Energy, Ltd.	5/6/2002	Dimmit	147/456	(a)
Texas Rural Communities	Saxet Energy, Ltd.	4/14/2002	Dimmit	147/781	(a)
Susan Jane Wheelock Dunn	Saxet Energy, Ltd.	6/1/2002	Dimmit	147/775	(a)
Susan Jane Wheelock Trust	Saxet Energy, Ltd.	6/1/2002	Dimmit	147/778	(a)
Robert O. Tocquigny et al	Saxet Energy, Ltd.	6/5/2002	Dimmit	147//701	(a)
Jack B. Shook, Jr.	Saxet Energy, Ltd.	5/1/2002	Dimmit	148/239	(a)
Gwyn Shook Mason	Saxet Energy, Ltd.	5/1/2002	Dimmit	148/248	(a)
RHOJCAMT P/S	Saxet Energy, Ltd.	9/6/2002	Dimmit	148/486	(a)
George Strake et al	Saxet Energy, Ltd.	9/10/2002	Dimmit	148/482	(a)
George Strake et al	Saxet Energy, Ltd.	6/12/2002	Dimmit	148/261	(a)
Marolyn P. Bean, Trustee et al	Saxet Energy, Ltd.	5/7/2002	Dimmit	147/788	(a)
Clyde S. Risinger et ux	Saxet Energy, Ltd.	5/10/2002	Dimmit	148/423	(a)
RHOJCAMT P/S	CMR Energy, L.P.	11/19/2004	Dimmit	307/762	(a)
Marolyn P. Bean, Trustee et al	Saxet Energy, Ltd.	5/7/2002	Dimmit & Zavala	147/788	(a)
C. Bustamante et al	Saxet Energy, Ltd.	7/12/2002	Dimmit & Zavala	148/146	(a)
C. Bustamante et al	Saxet Energy, Ltd.	7/12/2002	Dimmit & Zavala	148/142	(a)
Ealen W. Bray trust	Saxet Energy, Ltd.	11/1/2002	Dimmit & Zavala	148/760	(a)
Homer E. Martin et ux	Saxet Energy, Ltd.	5/14/2002	Dimmit	147/607	(a)
Charles W. Wilson et al	Saxet Energy, Ltd.	6/24/2002	Dimmit	148/121	(a)
Moro Creek Ranch	Saxet Energy, Ltd.	7/12/2002	Dimmit	148/82	(a)
Charles W. Wilson, Jr. et al	Saxet Energy, Ltd.	7/1/2002	Dimmit	148/116	(a)
Marjorie G. Little & Triple J/P/S	Saxet Energy, Ltd.	6/26/2002	Dimmit	148/89	(a)
Homer E. Martin et ux	Saxet Energy, Ltd.	7/1/2002	Dimmit	148/173	(a)
Pena Creek III, Ltd. et al	Saxet Energy, Ltd.	6/11/2002	Dimmit	148/236	(a)
(a) = Save and except the Glen Rose Formation being the stratigraphic equivalent of that certain interval located between 6130’ as shown on the Electric Log of the Union Producing Company — E. Halsell #1 (API 42 323 01126) located in Maverick County, Texas
(b) = Save and except the San Miguel Formation being the stratigraphic equivalent of that certain interval located between 2700’ and 3675’ as shown in the electric log of The Exploration Company — O’Meara 1-6579 (API 42 127 33235) located in Dimmit County, Texas
(c) = ONLY INSOFAR as said lease covers Tract I described therein.

Exhibit “B”

WELL NAME	OPERATOR	COUNTY	API NO.	RESERVOIR	STATUS	WI	NRI
Armstrong 1-640XH	The Exploration Company	Dimmit	42-12733237	Georgetown	PC	0.36187500	0.26416875
Cage Ranch 2-18H	The Exploration Company	Maverick	42-32332796	Georgetown	Prod	0.50000000	0.36500000
Cage Ranch 1-40H	The Exploration Company	Maverick	42-32332803	Austin Chalk	Prod	0.50000000	0.36500000
Covert 1-18H	The Exploration Company	Dimmit	42-12733264	Georgetown	Prod	0.50000000	0.39812500
Covert 1-690H	The Exploration Company	Dimmit	42-12733232	Georgetown	Prod	0.50000000	0.40062500
Gary 1H	The Exploration Company	Maverick	42-32332761	Georgetown	Prod	0.75000000	0.56250000
Gary 3H	The Exploration Company	Maverick	42-32332791	Georgetown	Prod	0.75000000	0.56250000
Kothman 1-629H	The Exploration Company	Dimmit	42-12733257	Georgetown	PC	0.50000000	0.42750000
Kothman 1-673H	The Exploration Company	Dimmit	42-12733229	Georgetown	Prod	0.50000000	0.42750000
Kothman 1-675H	The Exploration Company	Dimmit	42-12733236	Georgetown	Prod	0.50000000	0.42750000
Kothman 1-691H	The Exploration Company	Dimmit	42-12733233	Georgetown	Prod	0.50000000	0.42750000
Kothman 2-691H	The Exploration Company	Dimmit	42-12733260	Georgetown	Prod	0.50000000	0.42750000
Latham-McKnight 1-14	The Exploration Company	Dimmit	42-12733290	Georgetown	Drlg	0.50000000	0.37750000
Latham-McKnight 1-27H	The Exploration Company	Dimmit	42-12733272	Georgetown	PC	0.50000000	0.37750000
Mancha 1	The Exploration Company	Maverick	42-32332612	Olmos	SI	1.00000000	0.76000000
Mancha 2	The Exploration Company	Maverick	42-32332613	Olmos (CBM)	SI	1.00000000	0.76000000

WELL NAME	OPERATOR	COUNTY	API NO.	RESERVOIR	STATUS	WI	NRI
Mancha 3	The Exploration Company	Maverick	42-32332614	Olmos (CBM & Sd)	Prod	1.00000000	0.76000000
Mancha 4	The Exploration Company	Maverick	42-32332615	Olmos (CBM, Sd)	SI	1.00000000	0.76000000
Mancha 5	The Exploration Company	Maverick	42-32332605	Olmos	Prod	1.00000000	0.76000000
Myers 1-684H	The Exploration Company	Dimmit	42-12733231	Georgetown	Prod	0.50000000	0.42750000
O’Meara 1-679H	The Exploration Company	Dimmit	42-12733235	Georgetown	Prod	0.50000000	0.42750000
Shook 1-4H	The Exploration Company	Dimmit	42-12733286	Austin Chalk	PC	0.50000000	0.37750000
Speer 1-520H	The Exploration Company	Dimmit	42-12733268	Georgetown	Prod	0.50000000	0.39500000
Stone 1	The Exploration Company	Maverick	42-32332671	Olmos A-5	SI	1.00000000	0.69000000
Stone 2	The Exploration Company	Maverick	42-32332710	Olmos A-5	SI	1.00000000	0.69000000
Stone Ranch #1H	The Exploration Company	Maverick	42-32332690	Georgetown	PC	0.59875000	0.45650000
Stone Ranch #2H	The Exploration Company	Maverick	42-32332794	Georgetown	Prod	0.75000000	0.56437500
Trotter 1-4H	The Exploration Company	Dimmit	42-12733271	Georgetown	Prod	0.50000000	0.39500000
Trotter 1-16H	The Exploration Company	Dimmit	42-12733281	Austin Chalk	Prod	0.50000000	0.37750000
Trotter-Harvey 1-522H	The Exploration Company	Dimmit	42-12733277	Georgetown	PC	0.50000000	0.39812500
Webb, F.J. 1-678H	The Exploration Company	Dimmit	42-12733252	Georgetown	Prod	0.50000000	0.42750000
Vivian 1-687	The Exploration Company	Dimmit	42-12733209	Georgetown	Prod	0.50000000	0.42750000
Webb, F.J. 5	The Exploration Company	Dimmit	42-12730526	Escondido 1700	SI	1.00000000	0.86500000
Cinco B1	CMR Energy	Maverick	42-32332591	Georgetown	SI	0.50000000	0.37000000
Covert 1-8	CMR Energy	Dimmit		Olmos	PC	0.50000000

CBM = Coalbed Methane
Drlg = Drilling
Prod = Producing
PC = Pending Completion
SI = Shut-in
WO = Workover
WOE = Waiting on Electricity
SWD = Salt Water Disposal
PD = Proposed Drilling
Mon = Monitor Well
TA = Temporarily Abandoned

EXHIBIT “C”

Armstrong 1-604XH	Mancha 2	Cinco B1
Wellhead only	Wellhead only
Dual Master — Single Wing

Cage Ranch 1-40-H	Mancha 4	Covert 1-8
Pumping Unit: 114 Bethleham w/54” stroke length	Wellhead only
Prime Mover: Arrow C-66

Cinco 1-2H	Shook 1-4H
Wellhead only	Wellhead only
Dual Master — Single Wing

Kothman 1-629H	Stone 1H
Wellhead only	Wellhead only
Dual Master — Single Wing

Latham-McKnight 1-14	Trotter 1-16H
Wellhead only	Pumping Unit: 228 w/86” stroke length, manufactured in China
Prime Mover: Waukesha VRG-232

Latham-McKnight 1-27H	Trotter Harvey 1-522H
Wellhead only	Wellhead only

Mancha 1	Webb, F.J. 5
Wellhead only	Wellhead only

Gary 1H		Mancha 5

Item	Serial Number or Tank #	Item		Serial Number or Tank #

Tank size 400#	6027	Tank size 210		11724
Tank size 400#	6028	Tank size 210		82702
Water tank 210#	N/A	Separator 2 ph 16-7		1854
Separator 2 ph 30x10	421	Meter run 2"		202A71373
Separator 3 ph 24x7-6	2154
Meter run 2”	2407562
Chip unit	N/A
Pump jack- 160 motor climas jack national	N/A
Engine C-66

Gary 3H		Myers 1-684H

Item	Serial Number or Tank #	Tank #	BBLS	Serial Number	Size
Tank size 300#	7183J2382	1	400	3879-J-1227
Tank size 300#	7185J2382	2	400	3878-J-1227
Water tank 210#	N/A	Separator	Low Press		24"x7'6"H
Separator 2 ph 16x7-6	2202	Separator	High Press		20"x7'6"H
Separator 3 ph 24x7-6	2200	Water Tank	210
Meter run 2”
Motor- Gemini	E3131
Pump jack- Sentry 160

Mancha 3		Omeara 1-679H

Item	Serial Number or Tank #	Tank#	BBLS	Serial Number	Size
Water Tank 210	35202-4	1	400	4261-J-1394
Separator 2 ph 16x7	1981	Separator	Low Press		24"x7'6"H
Meter run 2”	N/A	Separator	High Press		20"7'6"H
		Line Heater

Stone 1

Item			Serial Number or Tank #
Meter Run 2”			N/A
Separator 2 ph 16x7-5			1980
Water tank 210			N/A

Stone 2

Item			Serial Number or Tank #
Meter run 2”			N/A
Separator 2 ph 12x4-5			2409

Stone 2H

Item			Serial Number or Tank #
Tank size 300#			7464J2514
Tank size 300#			7465J2514
Water tank 210#			N/A
Separator 2 ph 16x7-6			2230
Separator 3 ph 24x7-6			2251
Meter run 2”			N/A

Vivian 1-687

Tank #	BBLS	Serial Number		Size
1	400	3128-J-958
Separator	Low Press
Separator	High Press			24"x7'6"H
Line Heater				20"x7'6"H
Water tank	210

TXCO INVENTORY

Cage 2-18
Oil Tank	Tank #	16047	Tank #	16048	Tank #
	Size	300	Size	300	Size
	Dimensions	12'Wx15'H	Dimensions	12'Wx15'H	Dimensions
	Mfg	Lide ind	Mfg	Lide ind.	Mfg
	Serial #	7467	Serial #	7466	Serial #

Water Tank	Size	210	Size
	Dimensions	12'Wx10'6"H	Dimensions
	Mfg	Belco	Mfg
	Serial #	22145	Serial #

Heater/Sep	Size	High psi	Size	Low psi	Size	Line heater
	Dimensions	16''x7'-6"H	Dimensions	24"x7'-6"H	Dimensions	30"x10-0 long
	Mfg	American	Mfg	American Oilfield	Mfg	Smith ind.
	Serial #	2245	Serial #	2244	Serial #	13707

Misc.	Make		Model	Serial #

TXCO INVENTORY

Covert 1-18H
Oil Tank	Tank #	1	Tank #	2	Tank #
	Size	300	Size	300	Size
	Dimensions	12'Wx15'H	Dimensions	12'Wx15'H	Dimensions
	Mfg	Lide ind.	Mfg	Lide	Mfg
	Serial #	7290	Serial #	7389	Serial #

Water Tank	Size	210	Size
	Dimensions	12'Wx 10'-6" H	Dimensions
	Mfg	Belco	Mfg
	Serial #	22149	Serial #

Heater/Sep	Size	Low psi	Size	High psi	Size	Line Heater
	Dimensions	24"x7'-6"H	Dimensions	20"x7-6"	Dimensions	30"Wx10'-0Long
	Mfg	American	Mfg	Smith ind	Mfg	Hanover
	Serial #	2231	Serial #	247	Serial #	4212

Misc.	Make		Model	Serial #
	Precision Flow Meter Run		2" Simplex	N/A

Total Flow Plate: 1.250

TXCO INVENTORY

Covert 1-690
Oil Tank	Tank #	21343	Tank #	21344	Tank #
	Size	300	Size	300	Size
	Dimensions	12'Wx15'H	Dimensions	12'Wx15'H	Dimensions
	Mfg	Lide ind	Mfg	Lide ind	Mfg
	Serial #	3979	Serial #	3980	Serial #

Water Tank	Size	300	Size
	Dimensions	12'Wx15'H	Dimensions
	Mfg	Belco	Mfg
	Serial #	20276	Serial #

Heater/Sep	Size	High Psi	Size	Low psi	Size
	Dimensions	16'x5'H	Dimensions	24"Wx7'6"H	Dimensions
	Mfg	Hanover	Mfg	Hanover	Mfg
	Serial #	V03-298	Serial #	03-775	Serial #

Misc.	Make		Model	Serial #
	Daniels total flow meter		2"
	Precision flow inc. meter run		2" Simplex

TXCO INVENTORY

Kothman 1-673H
Oil Tank	Tank #	1196	Tank #	1254	Tank #
	Size	400	Size	400	Size
	Dimensions	12'Wx20'H	Dimensions	12'Wx20'H	Dimensions
	Mfg	Conner Steel	Mfg	Conner Steel	Mfg
	Serial #	4438	Serial #	4437	Serial #

Water Tank	Size	210	Size
	Dimensions	12'Wx10'6"H	Dimensions
	Mfg	Belco	Mfg
	Serial #	N/A	Serial #

Heater/Sep	Size	High Psi	Size	High Psi	Size	High Psi
	Dimensions	16"x7'6"H	Dimensions	20"x7'6"H	Dimensions	30"x10"H
	Mfg	American	Mfg	Hanover	Mfg	Production Facilities Equipment Co.
	Serial #	2153	Serial #	01-960	Serial #	VS-194-304

	Size	High Psi	Size	Low Psi	Size	Line Heater
	Dimensions	26"x7'6"H	Dimensions	24"x7'6"H	Dimensions	30"x10"H
	Mfg	American	Mfg	American	Mfg	Hanover
	Serial #	1954	Serial #	1955	Serial #	4823

Misc.	Make		Model	Serial #
	Daniel TotalFlow Meter		3”; Class 600	03370373

TXCO INVENTORY

Kothman 1-675H
Oil Tank	Tank #	1255	Tank #		Tank #
	Size	300	Size		Size
	Dimensions	12'Wx15'H	Dimensions		Dimensions
	Mfg	Lide ind.	Mfg		Mfg
	Serial #		Serial #		Serial #

Water Tank	Size	210	Size
	Dimensions	12'Wx15'H	Dimensions
	Mfg	Belco	Mfg
	Serial #		Serial #

Heater/Sep	Size	Low psi	Size	1440 High psi	Size
	Dimensions	24"Wx7'-6"H	Dimensions	20"Wx7'-6"H	Dimensions
	Mfg	American	Mfg	American	Mfg
	Serial #		Serial #		Serial #

Misc.	Make		Model	Serial #
2410872

TXCO INVENTORY

Kothman 1-691H
Oil Tank	Tank #	1207	Tank #		Tank #
	Size	400	Size		Size
	Dimensions	12'Wx20"H	Dimensions		Dimensions
	Mfg	Lide ind.	Mfg		Mfg
	Serial #	4262	Serial #		Serial #

Water Tank	Size	210	Size
	Dimensions	12'Wx10'6"H	Dimensions
	Mfg		Mfg
	Serial #		Serial #

Heater/Sep	Size	High psi(1440)	Size	Low Psi	Size	Line Heater
	Dimensions	20"Wx7'6"H	Dimensions	24"Wx7'6"H	Dimensions	36"x10'-0 long
	Mfg	American	Mfg	American	Mfg
	Serial #	1999	Serial #	1998	Serial #	C- 9 73

Misc.	Make		Model	Serial #
	Daniel meter run		3”; class 600	3380273

TXCO INVENTORY

Kothman 2-691H
Oil Tank	Tank #	1	Tank #	2	Tank #
	Size	300	Size	300	Size
	Dimensions	12'Wx15'H	Dimensions	12'Wx15'H	Dimensions
	Mfg	Lide	Mfg	Lide	Mfg
	Serial #	7250	Serial #	7251	Serial #

Water Tank	Size	210	Size
	Dimensions	12'Wx10'6"H	Dimensions
	Mfg	Belco	Mfg
	Serial #	22092	Serial #

Heater/Sep	Size	High Psi	Size	Low Psi	Size	Line Heater
	Dimensions	20"Wx7'6"H	Dimensions	24"Wx7'6"H	Dimensions	24"Wx7'6"H
	Mfg	American	Mfg	American	Mfg	American
	Serial #	2205	Serial #	2203	Serial #	NA

Misc.	Make		Model	Serial #
	Precision Flow Meter Run		2" Simplex	2410872

Total Flow Plate: 1.250

TXCO INVENTORY

Speer 1-520H
Oil Tank	Tank #	1	Tank #	2	Tank #
	Size	300	Size	300	Size
	Dimensions	12'Wx15'H	Dimensions	12'Wx15'H	Dimensions
	Mfg	Lide ind	Mfg	Lide	Mfg
	Serial #	7288	Serial #	7249	Serial #

Water Tank	Size	210	Size
	Dimensions	12'Wx10'6"H	Dimensions
	Mfg	Belco	Mfg
	Serial #		Serial #

Heater/Sep	Size	Low psi	Size	High psi	Size	Line Heater
	Dimensions	24"x7'-6"	Dimensions	20"x7'-6"	Dimensions	34"x10'-0"long
	Mfg	American	Mfg	American	Mfg	N/A
	Serial #	2238	Serial #	2237	Serial #	46393

Misc.	Make		Model	Serial #
	Precision Flow Meter Run		2” Simplex	2410871

TXCO INVENTORY

Trotter 1-4H
Oil Tank	Tank #	1	Tank #	2	Tank #
	Size	300	Size	300	Size
	Dimensions	12'Wx15'H	Dimensions	12'Wx15'H	Dimensions
	Mfg	Lide ind.	Mfg	Lide ind.	Mfg
	Serial #	8126	Serial #	8125	Serial #

Water Tank	Size	210	Size
	Dimensions	12'Wx10'6"H	Dimensions
	Mfg	Belco	Mfg
	Serial #	22699	Serial #

Heater/Sep	Size	High Psi	Size	Low Psi	Size	Line Heater
	Dimensions	20"Wx7'6"H	Dimensions	24"Wx7'6"H	Dimensions	24"Wx7'6"H
	Mfg	American	Mfg	American	Mfg	Hanover
	Serial #	2280	Serial #	2275	Serial #	4201

Misc.	Make		Model	Serial #
	Precision Flow Meter Run		2” Simplex	2503383

TXCO INVENTORY

Webb, F.J. 1-678H
Oil Tank	Tank #	9962	Tank #	9963	Tank #
	Size	300	Size	300	Size
	Dimensions	12'Wx20	Dimensions	12'Wx20	Dimensions
	Mfg	Lide	Mfg	Lide	Mfg
	Serial #	6422	Serial #	6423	Serial #

Water Tank	Size	210	Size
	Dimensions	12'Wx10'6"H	Dimensions
	Mfg	Belco	Mfg
	Serial #	21593	Serial #

Heater/Sep	Size	Low psi	Size	High psi	Size	Line Heater
	Dimensions	24"x7'-6"H	Dimensions	20"x7'-6"h	Dimensions	24"Wx7'6"
	Mfg	American	Mfg	American oilfield	Mfg	American
	Serial #	2175	Serial #	2185	Serial #	2187

Misc.	Make		Model	Serial #
	Precision Flow Meter Run		2” Simplex	2306850